As filed pursuant to Rule 497(e)

under the Securities Act of 1933

Registration No. 033-75292

811-03240

The Variable Annuity Life Insurance Company

Separate Account A

Portfolio Director

Portfolio Director 2

Portfolio Director Plus

Fixed and Variable Annuity

SUPPLEMENT TO THE PROSPECTUS DATED MAY 1, 2003

November 20, 2003

This supplement replaces all previous supplements.

Please note the following changes:

Name Change:

Effective June 30, 2003, the VALIC Company I Opportunities Fund has changed its name to the Growth Fund. The Fund's investment objective has not changed. The Fund has adopted a principal investment strategy of investing mainly in common stocks of U.S. companies, with a focus on growth stocks (those the subadviser believes whose earnings will grow faster than the economy, with a resultant price increase). Please see your VALIC Company I prospectus for more information on this fund.

Fund Merger:

Effective June 13, 2003, the Evergreen Value Fund merged into the Evergreen Equity Income Fund. This merger was approved by shareholders on May 30, 2003. The investment objective of the Equity Income Fund is to seek current income and capital growth in the value of its shares. The Fund normally invests at least 80% of its assets in equity securities including common stocks and securities convertible into common stocks across all market capitalizations that on the purchase date pay a yield higher than the average yield of companies included in the Russell 1000® Value Index. Please see the prospectus for the Evergreen Domestic Equity Funds II for more information on this fund.

Fund Merger:

Effective July 11, 2003, the Evergreen Small Cap Value Fund merged into the Evergreen Special Values Fund. This merger was approved by shareholders. The investment objective of the Special Values Fund is to seek to produce growth of capital. The Fund normally invests at least 80% of its assets in common stocks of small U.S. companies. These are companies whose market capitalizations fall within the range tracked by the Russell 2000® Value Index at the time of purchase. Please see the prospectus for the Evergreen Domestic Equity Funds II for more information on this fund.

Fund Merger:

Effective November 3, 2003, the INVESCO Growth Fund merged into the AIM Large Cap Growth Fund. This merger was approved by shareholders. The investment objective of the AIM Large Cap Growth Fund is long-term growth of capital. The Fund normally invests at least 80% of its assets in the securities of large-capitalization companies. The Fund will invest primarily in marketable equity securities, but may also invest in other securities, as well as foreign securities.

Transfers Between Investment Options

The following replaces the two paragraphs under "Transfers Between Investment Options" on page 24:

You may transfer all or part of your Account Value between the various Fixed Account and Variable Account Options in Portfolio Director without a charge. Transfers may be made during the Purchase Period or during the Payout Period, subject to certain restrictions. We reserve the right to limit the number, frequency (minimum period of time between transfers) or dollar amount of transfers you can make and to restrict the method and manner of providing or communicating transfers or reallocation instructions. Your employer's plan may also limit your rights to transfer.

During the Purchase Period

During the Purchase Period, transfers may be made between Portfolio Director's Fixed Account Options and Variable Account Options. We currently permit up to fifteen (15) transfers per calendar year between Variable Account Options or from Variable Account Options to Fixed Account Options at any time. These transfers may be submitted via the internet or by telephone. Multiple transfers between options on the same day will be counted as a single transfer for purposes of applying this limitation. Transfers in excess of this limit may be required to be submitted in writing by regular U.S. mail and/or you may be restricted to one transfer every 30 days. Transfers resulting from your participation in the Guided Portfolio Services Portfolio Manager Program administered by VALIC Financial Advisors, Inc. will not count against these transfer limitations. The underlying Mutual Fund of any Variable Account Option may also impose similar limitations or restrictions on the transfers to or from such Fund and may refuse your transaction. Please refer to the current prospectus for each Fund to determine if additional limitations or restrictions apply.

Market Timing - Frequent Transfers

The following replaces the last paragraph on page 26:

Regardless of the number of transfers you have made, We will monitor and, upon written notification, may terminate or restrict your transfer privileges, if We determine that you are engaging in a pattern of transfers that reflects a market timing strategy or is potentially harmful to other Contract Owners. Some of the factors we will consider include:

  the dollar amount of the transfer;
  the total assets of the Variable Account Option involved in the transfer;
  the number of transfers completed in the current calendar quarter; or
  whether the transfer is part of a pattern of transfers to take advantage of short-term market fluctuations.

The first sentence in the section entitled "Standard Death Benefit" on page 36 is revised as follows:

The standard death benefit is payable if death occurs on or after age 70, or at any age in New York and Florida, or any other state where the interest guaranteed death benefit is not available.

The paragraphs below should be inserted below the "Standard Death Benefit" on page 36:

Death Benefit Endorsement - The information below is applicable to you only if you received a Death Benefit Endorsement with your Contract or Certificate.

If the total amount of any death benefit payable from the Fixed and Variable Account Options under the Contract exceeds the Account Value as of the date all paperwork is complete and in a form acceptable to VALIC, then the total death benefit paid may be adjusted to limit the death benefit due to withdrawals. An Adjusted Purchase Payment Amount will be calculated, on the date all paperwork is complete and in a form acceptable to VALIC, determined as follows:
A.	100% of Purchase Payments
-	(minus)
B.	Gross Withdrawals (see below) and any portion of Account Value applied under a Payout Option
+	(plus)
C.	Interest on the result of A minus B at the rate of up to 3% annually (see below).

Each "Gross Withdrawal" is calculated by multiplying the Account Value by a fraction. The numerator of the fraction is the amount of the withdrawal plus any associated fees and charges. The denominator of the fraction is the Account Value immediately prior to the withdrawal. Thus, each Gross Withdrawal will proportionately reduce the Account Value. The interest adjustment in C. above is added only if you are under age 70 at the time of death and if your contract was issued in New York or Florida. Please see the Death Benefit Endorsement for the interest rate to be applied.

The Contract death benefit and the Adjusted Purchase Payment Amount are compared. The lesser benefit is then compared to the Account Value, and the beneficiary will receive the greater of those two amounts.

VL 10855-D